UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

CARMAX AUTO OWNER TRUST 2022-2

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001921745)

CARMAX BUSINESS SERVICES, LLC

(Sponsor with respect to Securities)

(Central Key Index Number: 0001601902)

CARMAX AUTO FUNDING LLC

(Depositor with respect to Securities)

(Central Key Index Number: 0001259380)

Delaware	333-260819-02 333-260819	01-0794037
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

12800 Tuckahoe Creek Parkway, Suite 400

Richmond, VA 23238-1115

(Address of principal executive offices of registrant, including zip code)

Registrant’s telephone number, including area code: (804) 935-4512

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other	Events

CarMax Auto Funding LLC, a Delaware limited liability company (the “Depositor”), has registered an issuance of asset backed notes on Form SF-3 (Commission File No. 333-260819), filed on November 5, 2021 and as amended by Pre-Effective Amendment No. 1 on December 6, 2021 (the “Registration Statement”).

On April 28, 2022 (the “Closing Date”), the Depositor entered into an Amended and Restated Trust Agreement, a copy of which is filed as an exhibit hereto, with Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), relating to CarMax Auto Owner Trust 2022-2 (the “Issuing Entity”), a Delaware statutory trust created on November 12, 2021. On the Closing Date, CarMax Business Services, LLC (“CarMax Business Services”) and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by CarMax Business Services to the Depositor. On the Closing Date, the Issuing Entity, the Depositor and CarMax Business Services, as servicer, entered into a Sale and Servicing Agreement, a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity, and the Issuing Entity will engage CarMax Business Services to service those assets. On the Closing Date, the Issuing Entity issued to the Depositor the Class A-1 Asset-backed Notes, Class A-2a Asset-backed Notes, Class A-2b Asset-backed Notes, Class A-3 Asset-backed Notes, Class A-4 Asset-backed Notes, Class B Asset-backed Notes, Class C Asset-backed Notes and Class D Asset-backed Notes, having an aggregate original principal amount of $1,398,600,000, pursuant to an Indenture entered into between the Issuing Entity and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), on the Closing Date, a copy of which is filed as an exhibit hereto. On the Closing Date, the Issuing Entity, the Indenture Trustee and CarMax Business Services, as administrator, entered into an Administration Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the administrator agreed to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents. On the Closing Date, the Issuing Entity, CarMax Business Services, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), entered into an Asset Representations Review Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer agreed to perform, upon satisfaction of certain trigger events, reviews of certain receivables for compliance with the representations and warranties made by CarMax Business Services and the Depositor about such receivables. On the Closing Date, the Issuing Entity, CarMax Business Services, as servicer, U.S. Bank Trust Company, National Association, as Indenture Trustee and as secured party, and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), entered into a Securities Account Control Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the Securities Intermediary will maintain certain accounts.

Item 9.01. Exhibits.

Exhibit No.	Description

4.1	Indenture between CarMax Auto Owner Trust 2022-2 and U.S. Bank Trust Company, National Association, as indenture trustee, dated as of April 1, 2022.

4.2	Amended and Restated Trust Agreement between CarMax Auto Funding LLC, as depositor, and Wilmington Trust, National Association, as owner trustee, dated as of April 1, 2022.

99.1	Sale and Servicing Agreement among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and CarMax Auto Owner Trust 2022-2, dated as of April 1, 2022.

99.2	Receivables Purchase Agreement between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser, dated as of April 1, 2022.

99.3	Administration Agreement among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2022-2 and U.S. Bank Trust Company, National Association, as indenture trustee, dated as of April 1, 2022.

99.4	Asset Representations Review Agreement among CarMax Auto Owner Trust 2022-2, CarMax Business Services, LLC, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, dated as of April 1, 2022.

99.5	Securities Account Control Agreement among CarMax Auto Owner Trust 2022-2, CarMax Business Services, LLC, as servicer, U.S. Bank Trust Company, National Association, as indenture trustee and as secured party, and U.S. Bank National Association, as securities intermediary, dated as of April 1, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarMax Auto Funding LLC
(Depositor)

Dated: April 28, 2022	By:	/s/ Andrew J. McMonigle
	Name:	Andrew J. McMonigle
	Title:	Vice President and Treasurer